SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


Filed by the registrant / /

Filed by a party other than the registrant /X/

Check the appropriate box:

         / /    Preliminary Proxy Statement
         / /    Confidential, for Use of the Commission Only (as permitted by
                Rule 14a-6(e)2))
         / /    Definitive Proxy Statement
         /X/    Definitive Additional Materials
         / /    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12



--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)


             THE COMMITTEE TO REVITALIZE DOMINION BRIDGE CORPORATION
--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------


         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------


         (3)      Filing Party:



--------------------------------------------------------------------------------


         (4)      Date Filed:

   THE COMMITTEE TO REVITALIZE DOMINION BRIDGE CORPORATION ANNOUNCED ON JULY 2

   UPON SHAREHOLDERS  APPROVING  THE  COMMITTEE'S  PROXY  PROPOSALS,  AND  THE
          COMMITTEE ASSUMING RESPONSIBILITY FOR THE Management of Dominion Bridge, Dominion Bridge Would:

        I.      Acquire FirstKey Technologies of Toronto ("FKT")

       II. Acquire the Remaining Minority Interest Outstanding of McConnell Dowell, its Australian Subsidiary

      III.      Issue Contingent Value Rights (CVRs) to Each Current Shareholder


The summary of forecast financial results resulting from these strategic actions are summarized herein. The Shareholders Meeting at The Harvard Club in New York on July 16 is intended to introduce shareholders to the management of FirstKey Technologies and several additional members of the new Dominion Bridge Executive team.

The business summaries presented herein are the Committee's best estimates of results and are presented in 4 scenarios.

                   (1) The Committee's business plan for revitalizing Dominion Bridge only.

                   (2) The resulting business plan from the acquisition of FirstKey Technologies.

                   (3)  The  business  plan effect of  acquiring  the  remaining
                        minority   interests   of  MCD  but   excludes  the  FKT
                        acquisition.

                   (4) The business plan resulting from the combination of all three steps.

   WE LOOK FORWARD TO SEEING YOU ON THE 16TH AT THE HARVARD CLUB AT 3 PM (44 WEST 44TH STREET)

   In the meantime, it is essential that the consent solicitation continue at a fast pace. The Company's Board of Directors is only willing to listen to Mr. Marengere and Mr. Matossian.

   The Board is ignoring the increasing serious liquidity crisis in its North American and continues to spend money at its own whim. The sooner new executive management is able to commence revitalizing Dominion Bridge, the better opportunity we have to begin share price recovery.

   ASSUMPTIONS TO THE FORECAST


FY 1996:

         As Reported by the Company

FY 1997:

         1. The Committee will be unable to affect the Company operations for the fiscal year ending September 30.

         2. Fiscal year end contains $7.5 million charge projected by the Committee for write down of assets to recoverable amounts.

         3. The rate of operational profit and loss in divisions incurred during the first 2 quarters is expected to continue for the remainder of its fiscal year.

         4. An additional Company cost of $1 million to fight The Committee's proxy proposal is projected in addition to 3 above.

         5. The Company is assumed to be in a liquidity crises, without adequate cash resources in North America. This Company, based on independent third-party obtained credit reports, was recently made COD with its major suppliers including its steel. Further, its North American accounts payable ("A/P") average in excess of 90 days. The non-current portions of A/P represent in excess of US $10 - $15 million. The Committee believes, that this lack of cash and hence suppliers is a major reason for the Company's decreasing gross profit margins.

FY 1998

         1. Scenario 1 is Dominion Bridge managed by the personnel of the Committee without any acquisitions.

         (A) The Company will need to raise $25 million for working capital in North America, which will be secured by the Company's North American physical and working capital assets. Additional financing could also be obtained against its MDC stock holdings.

         (B) The availability of working capital will permit the Company to obtain new contracts it cannot currently execute due to lack of working capital to finance contracts. Further, we expect suppliers to be willing to again contract with the Company, which should result in more advantageous supplier prices to the Company. Total revenues for DBI, SB and Davie are assumed to increase 12% and 54% in 1998 and 1999 respectively. In 1999, the Davie subsidiary is assumed to begin work on one of the three floating platforms sought by the Company. The Company has announced it is expecting the Davie contract for work as early as 1998. For DBI and SB it reflects management's comments as to negative effect of lack of working capital.

         (C) As a result of liquidity, additional suppliers and better commercial terms, resulting in better supplier prices, new contracts yielding higher sales and new cost controls, the Committee expects North American gross profit margins will improve to 10.6% and 11.5% in 1998 and 1999. This compares to gross margins of 15.6% and 12.6% in 1994 and 1995 respectively. EBITDA margins are expected to improve to 5.7% as compared to 3.5% and 3.8% in 1994 and 1995.

2.       Scenario 2 includes the acquisition of FirstKey Project Technology.

         (A) The same assumptions for the Company as in Scenario 1 are assumed.

         (B) FirstKey's currently signed contracts and contracts under negotiation are forecast in FY98 to generate revenues of $150 million and $275 million in FY99. FirstKey's existing signed contracts, presently C$130 million would generate these estimates for 1998 and a portion of 1999.

         (C) FirstKey is a full service contractor specializing in turnkey projects. Much of the actual work is subcontracted and by utilizing DBI and SB for subcontracts, the Committee is forecasting increased revenues at Steen Becker and Dominion Bridge Inc. in FY 98 and FY 99. For 1998 and 1999, FirstKey would generate increased revenues at DBI and SB in total of $50 million and $125 million respectively, including fabrication work at Lachine.

3. Scenario 3 is same as Scenario 1 above but includes the acquisition of MDC minority interests financed with borrowings.

         The $4.8 and $3.9 million of interest expenses forecasted in 1998 and 1999 respectively are from the approximately $55 million of borrowings to finance the minority interests acquisition.

4. Dominion Bridge under Committee management and includes acquisition of FirstKey and minority interests of MDC.

         The Scenarios in 1, 2 and 3 above are combined.

FY 1999

         Results of operations in second year under the Scenarios 1, 2, 3 and 4 described above.

Dominion Bridge Corporation
Summary of History and Forecast of Operations
(US $000,000 except as indicated)

The following summaries are prepared from detailed schedules contained herein. It has been prepared by The Committee to Revitalize Dominion Bridge from public information and the prejections are the best estimates of The Committee. Actual results may vary significantlt due to changes in business conditions and other factors.

              (1) NO ACQUISITION OF FIRSTKEY OR MDC MINORITY INTEREST
              -------------------------------------------------------
              UNDER CURRENT MANAGEMENT
              -----------------------------------------------------------------
              1996                             1997 EST
              -------------------------------  --------------------------------
                    N. Am      MDC      Total        N. Am      MDC      Total
              -------------------------------  --------------------------------
Revenues            227.1     135.5     362.6        308.0     305.0     613.0
Gross Profit         19.2      19.7      39.0         27.3      41.2      68.5

EBITDA              (10.4)     10.6       0.3        (11.6)     19.2       7.6

EBIT                 (8.3)      7.6      (0.7)       (13.3)     12.9      (0.4)
              ------------------------------   --------------------------------

Net Inc             (10.1)      6.8      (3.4)       (15.8)      8.9      (6.9)
Min Int/Pfd          (5.2)     (1.4)     (6.6)         -        (2.8)     (2.8)
Net Inc - CS        (15.3)      5.4      (9.9)       (15.8)      6.1      (9.7)
              ================================ ================================

               (1) NO ACQUISITION OF FIRSTKEY OR MDC MINORITY INTEREST
               ----------------------------------------------------------------
               UNDER THE COMMITTEE'S MANAGEMENT
               ----------------------------------------------------------------
               1998 EST                         1999 EST
               ------------------------------   -------------------------------
                       N. Am   MDC     Total    N. Am     MDC       Total
               ------------------------------   -------------------------------
Revenues             344.1     375.6     719.8        530.0     432.0     962.0
Gross Profit          36.6      51.0      87.6         61.1      59.6     120.7

EBITDA                 2.9      28.0      30.9         16.0      33.6      49.6

EBIT                   4.5      19.0      23.5         16.9      22.6      39.5
               ------------------------------   -------------------------------

Net Inc                0.2      12.7      12.9          8.6      15.0      23.6
Min Int/Pfd            -        (4.4)     (4.4)         -        (5.3)     (5.3)
Net Inc - CS           0.2       8.2       8.5          8.6       9.8      18.3
               ==============================   ===============================

                (2) ACQUISITION OF FIRSTKEY ONLY
                ----------------------------------------------------------
                  UNDER THE COMMITTEE MANAGEMENT
                ------------------------------------------------------------
                1998 EST                         1999 EST
                ------------------------       -----------------------------
                N. Am    MDC     Total          N. Am     MDC       Total
                ------------------------       -----------------------------
 Revenues       574.0   375.6     949.6        930.0     432.0     1,362.0
 Gross Profit    69.2    51.0     120.2        116.2      59.6       175.8

 EBITDA          20.5    28.0      48.5         49.0      33.6        82.7

 EBIT            20.1    19.0      39.1         50.1      22.6        72.8
                -----------------------        ---------------------------

 Net Inc          9.7    12.7      22.3         29.2      15.0        44.2
 Min Int/Pfd      -      (4.4)     (4.4)         -        (4.4)       (4.4)
 Net Inc - CS     9.7     8.2      17.9         29.2       9.8        39.0
                =======================        ============================
             (3) ACQUISITION OF ONLY MINORITY
                 INTEREST OUTSTANDING OF MDC
              -------------------------------
                UNDER CURRENT MANAGEMENT
                ----------------------------------------------------------------
                1996                             1997 EST
                --------------------------       -------------------------------
                 N. Am      MDC      Total        N. Am      MDC       Total
                --------------------------       ---------------------------
Revenues         227.1     135.5     362.6        308.0     305.0     613.0
Gross Profit      19.2      19.7      39.0         27.3      41.2      68.5

EBITDA           (10.4)     10.6       0.3        (11.6)     19.2       7.6

EBIT              (8.3)      7.6      (0.7)       (13.3)     12.9      (0.4)
                --------------------------       --------------------------

Net Inc          (10.1)      6.8      (3.4)       (15.8)      8.9      (6.9)
Min Int/Pfd       (5.2)     (1.4)     (6.6)         -        (2.8)     (2.8)
Net Inc - CS     (15.3)      5.4      (9.9)       (15.8)      6.1      (9.7)
                ==========================       ==========================


             (3) ACQUISITION OF ONLY MINORITY                         (4) ACQUISITION OF FIRSTKEY AND
                 INTEREST OUTSTANDING OF MDC                              MINORITY INTERESTS OF MDC
                -------------------------------------------------------------------------------------------------------------------
                UNDER THE COMMITTEE'S MANAGEMENT                              UNDER THE COMMITTEE'S MANAGEMENT
                ------------------------   ------------------------   -------------------------------------------------------------
                1998 EST                   1999 EST                   1998 EST                     1999 EST
                ------------------------   ------------------------   --------------------------   --------------------------------
                  N. Am   MDC     Total    N. Am     MDC     Total    N. Am      MDC     Total        N. Am       MDC       Total
                ------------------------   ------------------------   --------------------------   --------------------------------
Revenues        344.1   375.6     719.8    530.0   432.0     962.0    574.0     375.6     375.6        930.0     432.0     1,362.0
Gross Profit     36.6    51.0      87.6     61.1    59.6     120.7     69.2      51.0     120.2        116.2      59.6       175.8

EBITDA            2.9    28.0      30.9     16.0    33.6      49.6     20.5      28.0      48.5         49.0      33.6        82.7

EBIT              4.5    19.0      23.5     16.9    22.6      39.5     20.1      19.0      39.1         50.1      22.6        72.8
                -----------------------    ----------------------     ------------------------   ---------------------------------

Net Inc          (2.7)   12.7       9.9      6.2    15.0      21.2      6.1      12.7      18.8         26.6      15.0        41.6
Min Int/Pfd       -       -         -        -       -         -        -         -         -            -         -            -
Net Inc - CS     (2.7)   12.7       9.9      6.2    15.0      21.2      6.1      12.7      18.8         26.6      15.0        41.6
                =======================    ======================     ========================   =================================

                               IMMEDIATE STEP # 1

                           TURNAROUND MANAGEMENT UNDER

                   THE COMMITTEE TO REVITALIZE DOMINION BRIDGE


                                   OBJECTIVES:
  REVITALIZE THE MANAGEMENT, CUSTOMERS AND SHAREHOLDERS BASE OF DOMINION BRIDGE
            REPAIR THE COMPANY'S DETERIORETED SUPPLIER RELATIONSHIPS
                  MAKE MARKETING AND PROJECT FINANCE A PRIORITY
                SLASH FAST RISING AND BLOATED CORPORATE OVERHEAD
               BUILD UPON COMPANY'S HISTORIC REPUTATION IN CANADA



As Filed With SEC

DOMINION BRIDGE CORPORATION
FORECAST AND HISTORY OF OPERATIONS          As filed with SEC     THE COMMITTEE TO REVITALIZE DOMINION BRIDGE
 ($000,000 EXCEPT AS INDICATED)                                    The projections have been prepared from pulished
                                                                   information and are not based on confidential information.

UNDER COMMITEE TURNAROUND MANAGEMENT

NO ACQUISITIONS ASSUMED
                                         History and Completed Years Upon Committee Assuming Managememtn Reponsibility
                                         -----------------------------------------------------------------------------------
FY: September 30                         FY 1995 ACTUAL         FY 1996 ACTUAL                 1997 - 6 MOS ACTUAL
                                         -------------------    ---------------------------    -----------------------------
                                          North     Total        North   Pacific-  Total        North   Pacific-    Total
                                         America   Consol       America     MDC    Consol      America     MDC     Consol
                                         -------------------    ---------------------------    -----------------------------

        Sales                             155.8     155.8        227.1    135.5    362.6        126.9     130.7     257.5

                                         ---------------    -----------------------------    -----------------------------
        Gross Profit                       19.6      19.6         19.2     19.7     39.0         11.0      17.3      28.3
                              As %         12.6%     12.6%         8.5%    14.6%    10.7%         8.6%     13.3%     11.0%
        S, G & A
                      Subsidiaries         13.6      13.6         24.7      9.1     33.8         11.3      10.5      21.8
                         Corporate          1.8       1.8          5.0      -        5.0          5.5       -         5.5
                                         ---------------    -----------------------------    -------------------------------
                             Total         15.4      15.4         29.6      9.1     38.7         16.8      10.5      27.3
                              As %          9.9%      9.9%        13.0%     6.7%    10.7%        13.2%      8.0%     10.6%
        EBITDA                              4.2       4.2        (10.4)    10.6      0.3         (5.8)      6.8       1.0
        OTHER INCOME (EXPENSE)
          Depr./Amort.                     (3.3)     (3.3)        (0.5)    (3.8)    (4.3)         0.9      (3.7)     (2.8)
          Jt. Venture Income                2.2       2.2          2.2      -        2.2          0.5       -         0.5
          Other Income (Expense)            1.2       1.2          0.4      0.8      1.2          0.8       0.5       1.3
          Sale MDC Shares                    -        -             -       -        -            3.0       -         3.0
          Writeoff - Unrecov Assets          -        -             -       -        -            -         -         -
          Proxy Fight Expenses               -        -             -       -        -            -         -         -
                                         ---------------    -----------------------------    -----------------------------
                                            0.1       0.1          2.1     (3.0)    (0.9)         5.2      (3.2)      2.0
        EBIT                                4.3       4.3         (8.3)     7.6     (0.7)        (0.6)      3.6       3.0
        Interest Exp. (Income)              0.4       0.4          2.2     (0.1)     2.1          2.7       0.2       2.9
        EBT                                 3.9       3.9        (10.5)     7.7     (2.8)        (3.3)      3.4       0.1
                                         ---------------    -----------------------------    -----------------------------
                   Taxes On Income          1.7       1.7         (0.3)     0.9      0.6         (0.6)      1.7       1.1
               Preferred Dividends          0.1       0.1          4.9      -        4.9          -         -         -
                Minority Interests          0.1       0.1          0.3      1.4      1.7          -         0.4       0.4
        Net Income for Com. Stk.            2.0       2.0        (15.3)     5.4     (9.9)        (2.7)      1.3      (1.4)
                                         ===============    ===========================--    =============================

        Earnings Per Share ($/Share)        0.11      0.11        (0.84)    0.30    (0.55)       (0.10)     0.04     (0.05)

        Fully Diluted Shares (1)           17.69     17.69        23.57    23.57    23.57        28.89     28.89     28.89

(1) The estimates for 1998 and 1999 are preliminary best estimates of the Committee to Revitalize Dominion Bridge. Actual results and shares outstanding may vary.

DOMINION BRIDGE CORPORATION
FORECAST AND HISTORY OF OPERATIONS          As filed with SEC     THE COMMITTEE TO REVITALIZE DOMINION BRIDGE
 ($000,000 EXCEPT AS INDICATED)                                    The projections have been prepared from pulished
                                                                   information and are not based on confidential information.
UNDER COMMITEE TURNAROUND MANAGEMENT

                                                                   Under Committee Management
                                  ------------------------------   -----------------------------------------------------------
FY: September 30                      FY 1997 EST.                 FY 1998 EST.                        FY 1999 EST.
                                  ------------------------------   --------------------------------    -----------------------
                                   North    Pacific-   Total        North    Pacific-    Total          North   Pacific-    Total
                                  America      MDC     Consol      America      MDC      Consol        America     MDC      Conso
                                  -----------------------------   --------------------------------    ---------------------------

   Sales                            308.0     305.0    613.0        344.1      375.6      719.8         530.0     432.0     962.0

                                  -------------------------     ------------------------------    ------------------------------
   Gross Profit                      27.3      41.2     68.5         36.6       51.0       87.6          61.1      59.6     120.7
                         As %         8.9%     13.5%    11.2%        10.6%      13.6%      12.2%         11.5%     13.8%     12.6%
   S, G & A
                 Subsidiaries        27.9      22.0     49.9         27.5       23.0       50.5          38.2      26.0      64.2
                    Corporate        11.0       -       11.0          6.3        -          6.3           7.0        -        7.0
                                  -------------------------     ------------------------------    -------------------------------
                        Total        38.9      22.0     60.9         33.7       23.0       56.7          45.2      26.0      71.2
                         As %        12.6%      7.2%     9.9%         9.8%       6.1%       7.9%          8.5%      6.0%      7.4%
   EBITDA                           (11.6)     19.2      7.6          2.9       28.0       30.9          16.0      33.6      49.6
   OTHER INCOME (EXPENSE)
     Depr./Amort.                     2.5      (6.2)    (3.8)         1.6       (9.0)      (7.4)          0.9     (11.0)    (10.1)
     Jt. Venture Income               1.5       -        1.5          -          -          -             -          -        -
     Other Income (Expense)          (0.2)      -       (0.2)         -          -          -             -          -        -
     Sale MDC Shares                  3.0       -        3.0          -          -          -             -          -        -
     Writeoff - Unrecov Assets       (7.5)      -       (7.5)         -          -          -             -          -        -
     Proxy Fight Expenses            (1.0)      -       (1.0)         -          -          -             -          -        -
                                  -------------------------     ------------------------------    ------------------------------
                                     (1.7)     (6.2)    (8.0)         1.6       (9.0)      (7.4)          0.9     (11.0)    (10.1)
   EBIT                             (13.3)     12.9     (0.4)         4.5       19.0       23.5          16.9      22.6      39.5
   Interest Exp. (Income)             4.4       0.2      4.7          4.3        0.1        4.4           4.3       0.2       4.5
   EBT                              (17.8)     12.7     (5.1)         0.2       18.9       19.1          12.6      22.4      35.0
                                  -------------------------     ------------------------------    -------------------------------
              Taxes On Income        (2.0)      3.8      1.8          -          6.2        6.2           4.0       7.4      11.4
          Preferred Dividends         -         -        -            -          -          -             -          -        -
           Minority Interests         -         2.8      2.8          -          4.4        4.4           -         5.3       5.3
   Net Income for Com. Stk.         (15.8)      6.1     (9.7)         0.2        8.2        8.5           8.6       9.8      18.3
                                  =========================     ==============================    ===============================

   Earnings Per Share ($/Share)      (0.53)     0.21    (0.33)        0.01       0.27       0.28          0.27      0.30      0.61

   Fully Diluted Shares (1)          29.50     29.50    29.50        32.00      32.00      30.00         32.00     32.00     30.00

(1) The estimates for 1998 and 1999 are preliminary best estimates of the Committee to Revitalize Dominion Bridge. Actual results and shares outstanding may vary.

                               IMMEDIATE STEP # 2

                    FURTHER ENHANCEMENT OF SHAREHOLDER VALUE
                                       BY

            ACQUISITION OF A CANADIAN CONSTRUCTION MANAGEMENT COMPANY

-------------------------------------------------------------------------------
           FIRST KEY TECHNOLOGIES ("FKT") - HEADQUARTERED IN TORONTO
-------------------------------------------------------------------------------


                                   OBJECTIVES:

DESPITE MANAGEMENT  CLAIMS,  DOMINION  BRIDGE IS ONLY A  SUBCONTRACTOR

             TURN KEY SERVICE CAPABILITY ADDED - "DESIGN AND BUILD"

        ENHANCE COMPANY CAPABILITIES TO ADDRESS THE LARGE CANADIAN MARKET
                     EXPAND STRONG PRESENCE INTERNATIONALLY
      HIGHLY REGARDED CONSTRUCTION MANAGEMENT TEAM OBTAINED TO BE A PART OF
        RUNNING DBCO SUBSTANTIAL ENHANCEMENT FOR DBI AND SB REVENUES AND
      PROFITABILITY AS SUBCONTRACTORS FKT PROVIDES ADDITIONAL STRENGTHS TO
                         ESTABLISH DBCO'S FUTURE GROWTH






As Filed With SEC

DOMINION BRIDGE CORPORATION            As Filed With SEC
FORECAST AND HISTORY OF OPERATIONS                                                  The projections have been prepared
 ($000,000 EXCEPT AS INDICATED)        ACQUISITION OF FIRST KEY TECHNOLOGIES        from pulished information and are not based on
                                       UNDER COMMITEE TURNAROUND MANAGEMENT         confidential information.
ACQUISITION ASSUMED
                                   History and Completed Years Upon Committee Assuming Management Reponsibility
                                   ------------------------------------------------------------------------------------------------
FY: September 30                   FY 1995 ACTUAL          FY 1996 ACTUAL                        1997 - 6 MOS ACTUAL
                                   --------------------    --------------------------------      ----------------------------------
                                      North     Total         North     Pacific-    Total           North    Pacific-    Total
                                     America   Consol        America       MDC      Consol         America      MDC      Consol
                                   ---------------------    --------------------------------      ------------------------------

   Sales                             155.8     155.8          227.1       135.5    362.6           126.9      130.7      257.5

                                    --------------------    ---------------------------      -----------------------------------
   Gross Profit                       19.6      19.6           19.2        19.7     39.0            11.0       17.3       28.3
                            As %      12.6%     12.6%           8.5%       14.6%    10.7%            8.6%      13.3%      11.0%
   S, G & A
                    Subsidiaries      13.6      13.6           24.7         9.1     33.8            11.3       10.5       21.8
                       Corporate       1.8       1.8            5.0          -       5.0             5.5        -          5.5
                                    --------------------    ---------------------------      -----------------------------------
                           Total      15.4      15.4           29.6         9.1     38.7            16.8       10.5       27.3
                            As %       9.9%      9.9%          13.0%        6.7%    10.7%           13.2%       8.0%      10.6%
   EBITDA                              4.2       4.2          (10.4)       10.6      0.3            (5.8)       6.8        1.0
   OTHER INCOME (EXPENSE)
     Depr./Amort.                     (3.3)     (3.3)          (0.5)       (3.8)    (4.3)            0.9       (3.7)      (2.8)
     Jt. Venture Income                2.2       2.2            2.2          -       2.2             0.5        -          0.5
     Other Income (Expense)            1.2       1.2            0.4         0.8      1.2             0.8        0.5        1.3
     Sale MDC Shares                   -         -              -            -        -              3.0        -           -
     Writeoff - Unrecov Assets         -         -              -            -        -              -          -           -
     Proxy Fight Expenses              -         -              -            -        -              -          -           -
                                    ---------------    --------------------------------      -----------------------------------
                                       0.1       0.1            2.1        (3.0)    (0.9)            5.2       (3.2)       2.0
   EBIT                                4.3       4.3           (8.3)        7.6     (0.7)           (0.6)       3.6        3.0
   Interest Exp. (Income)              0.4       0.4            2.2        (0.1)     2.1             2.7        0.2        2.9
   EBT                                 3.9       3.9          (10.5)        7.7     (2.8)           (3.3)       3.4        0.1
                                    ---------------    --------------------------------      -----------------------------------
                 Taxes On Income       1.7       1.7           (0.3)        0.9      0.6            (0.6)       1.7        1.1
             Preferred Dividends       0.1       0.1            4.9          -       4.9             -          -           -
              Minority Interests       0.1       0.1            0.3         1.4      1.7             -          0.4        0.4
   Net Income for Com. Stk.            2.0       2.0          (15.3)        5.4     (9.9)           (2.7)       1.3       (1.4)
                                    ===============    ================================      ===================================

   Earns Per Share ($/Share)           0.11      0.11          (0.84)       0.30    (0.55)          (0.10)      0.04      (0.05)

   Fully Diluted Shares (1)           17.69     17.69          23.57       23.57    23.57           28.89      28.89      28.89

                                                                    Under Committee Management
                                   -------------------------------  ----------------------------------------------------------------
FY: September 30                    FY 1997 EST.                    FY 1998 EST.                     FY 1999 EST.
                                    ------------------------------  -------------------------------  -------------------------------
                                       North    Pacific-   Total      North    Pacific-    Total        North   Pacific-    Total
                                      America      MDC     Consol    America      MDC      Consol      America     MDC      Consol
                                     -----------------------------   ------------------------------   ------------------------------

   Sales                               308.0     305.0    613.0      574.0      375.6      949.6       930.0     432.0     1,362.0

                                    --------------------------    --------------------------------    ---------------------------
   Gross Profit                         27.3      41.2     68.5       69.2       51.0      120.2       116.2      59.6       175.8
                            As %         8.9%     13.5%    11.2%      12.1%      13.6%      12.7%       12.5%     13.8%       12.9%
   S, G & A
                    Subsidiaries        27.9      22.0     49.9       37.7       23.0       60.7        54.2      26.0        80.2
                       Corporate        11.0       -       11.0       11.0        -         11.0        13.0        -         13.0
                                   ---------------------------    --------------------------------    ---------------------------
                           Total        38.9      22.0     60.9       48.7       23.0       71.7        67.2      26.0        93.2
                            As %        12.6%      7.2%     9.9%       8.5%       6.1%       7.5%        7.2%      6.0%        6.8%
   EBITDA                              (11.6)     19.2      7.6       20.5       28.0       48.5        49.0      33.6        82.7
   OTHER INCOME (EXPENSE)
     Depr./Amort.                        2.5      (6.2)    (3.8)      (0.4)      (9.0)      (9.4)        1.1     (11.0)       (9.9)
     Jt. Venture Income                  1.5       -        1.5        -          -          -            -         -            -
     Other Income (Expense)             (0.2)      -       (0.2)       -          -          -            -         -            -
     Sale MDC Shares                     -         -         -         -          -          -            -         -            -
     Writeoff - Unrecov Assets          (1.0)      -       (1.0)       -          -          -            -         -            -
     Proxy Fight Expenses                -         -         -         -          -          -            -         -            -
                                   ---------------------------    --------------------------------    ---------------------------
                                        (1.7)     (6.2)    (8.0)      (0.4)      (9.0)      (9.4)        1.1     (11.0)       (9.9)
   EBIT                                (13.3)     12.9     (0.4)      20.1       19.0       39.1        50.1      22.6        72.8
   Interest Exp. (Income)                4.3       0.2      4.6        7.2        0.1        7.3         7.2       0.2         7.4
   EBT                                 (17.7)     12.7     (5.0)      12.9       18.9       31.8        42.9      22.4        65.4
                                   ---------------------------    --------------------------------    ---------------------------
                 Taxes On Income        (1.0)      3.8      2.8        3.2        6.2        9.5        13.7       7.4        21.1
             Preferred Dividends         -         -         -         -          -          -            -         -            -
              Minority Interests         -         2.8      2.8        -          4.4        4.4          -        5.3         5.3
   Net Income for Com. Stk.            (16.7)      6.1    (10.6)       9.7        8.2       17.9        29.2       9.8        39.0
                                   =============================  =============================---    =============================

   Earns Per Share ($/Share)            (0.57)     0.21    (0.36)      0.28       0.24       0.51        0.77      0.26        1.03

   Fully Diluted Shares (1)             29.50     29.50    29.50      35.00      35.00      35.00       38.00     38.00       38.00

(1) The estimates for 1998 and 1999 are preliminary best estimates of the Committee to Revitalize Dominion Bridge. Actual results and shares outstanding may vary.

DOMINION BRIDGE CORPORATION
FORECAST OF DBI & STEEN BECKER OPERATIONS
 ($ 000,000 EXCEPT AS INDICATED)

EFFECT OF ACQUISITION OF FKT ON DBI & STEEN BECKER ("SB")

                                                FISCAL
                                                ------------------------------------------------------------------
                                                   1996        1997E                  1998E               1999E
                                                ------------------------------------------------------------------
DBI & SB WITHOUT ACQUISITION FORECAST
     Revenues - DBI                             $   139.1    $  140.0                $155.0             $ 175.0
     Revenues - SB (1)                          $    62.0        65.0                $ 70.0                80.0
                                                ------------------------------------------------------------------
                Pre Acq. Revenues               $   201.1    $  205.0                $225.0               255.0
     Gross Profit - DBI                         $    11.0         9.8                $ 15.5                20.1
     Gross Profit - SB (1)                      $     5.4    5    5.1                $  6.7                  8.0
                                                ------------------------------------------------------------------
                Pre Acq. Gross Profit           $   16.5     $   14.9                $ 22.2                28.1
                                GPM %                7.9%         7.0%                 10.0%               11.0%

DBI & SB WITH ACQUISITION OF FKT FORECAST
     Revenues - DBI                                                                  $165.0                 190.0
     Revenues - DBI Incremental Fabrication                                          $ 50.0                  60.0
     Revenues - SB (1)                                                               $ 90.0                130.0
                                                ------------------------------------------------------------------
                   Total Revenues                                                    $305.0             $   380.0
     Gross Profit - DBI                                                              $ 15.7                  20.0
     Gross Profit - DBI Incremental Fabrication                                         7.5                  9.0
     Gross Profit - SB (1)                                                              9.0                 13.0
                                                ------------------------------------------------------------------
                   Total Gross Profit                                                  32.2                  42.0
                         GPM % - DBI                                                    9.5%                 10.5%
               GPM % - Fabrication Incr.                                               15.0%                 15.0%
      GPM %-Overall Incremental Business                                               10.5%                 11.0%

------------------------------------------------------------------------------------------------------------------
SUMMARY OF ADDITIONAL BENEFITS OF ACQUISITION OF FKT ON DBI & SB SUBSIDIARIES

                                                                                     FY1998               FY1999
    Increase in DBI & SB Revenues (1)                                                $ 80.0              $  25.0
    Increase in DBI & SB Gross Profits (1)                                           $ 10.0                 13.8
------------------------------------------------------------------------------------------------------------------


   (1) 1997 Estimate of SB without pipeline revenues and gross profit.


As Filed With SEC

                               IMMEDIATE STEP # 3

                    FURTHER ENHANCEMENT OF SHAREHOLDER VALUE
                                       BY

                 ACQUISITION OF REMAINING MINORITY INTERESTS OF

                          MCCONNELL DOWELL CORPORATION

                                   OBJECTIVES:

   SUBSTANTIALLY ENHANCE DBCO EBITDA FOR FINANCIAL ANALYSIS & CREDIT PURPOSES
         PROVIDES SUBSTANTIALLY ENHANCED VALUATION FOR DBCO SHAREHOLDER
           INTEGRATES DOMINION BRIDGE BUSINESS AND FINANCIAL STRATEGY
       ELIMINATES MAJOR CURRENT CONFUSION OVER VALUE OF OPERATING COMPANY
                             WITH INVESTMENT IN MDC
 ABILITY TO UTILIZE WORLDWIDE OPERATING COMPONENTS IN MUTUALLY BENEFICIALMANNER
            NOW DEVELOP WORLDWIDE COMPENSATION AND INCENTIVE PROGRAM




As Filed With SEC

DOMINION BRIDGE CORPORATION
   ACQUISITION OF MDC MINORITY INTERESTS             As Filed With SEC
       SUMMARY OF RESULTS
   ($ 000,000 except as indicated)








     Summary Based On Acquiring 100% of Minority Interest                     1998 Est (2)    1999 Est (2)
                                                                            --------------------------------

DBCO CORPORATE EBITDA INCREASE (1)
      DBCO EBITDA Without Acquisition of Minority Int.                        $    2.90    $     15.97
      DBCO EBITDA With Acquisition of Minority Int.                               30.90          49.58
      Increase of DBCO's EBITDA for credit
      Based On Industry Valuation 6.5 mean X EBITDA                           $   28.00    $     33.62

Increase in DBCO Net Income                                                        1.46           2.19

P/E Industy Mean                                                         12.5X

(1) In Australia, Parent must own in excess of 90% of ordinary shares to be able to use the EBITDA its own. As presented by current management, DBCO financial statements imply access to MDC cash and EBITDA. The Company has access only to its EBITDA in North America presently.

(2)   Does not include acquisition of First Key Technologies.

                   THE COMMITTEE TO REVITALIZE DOMINION BRIDGE

        FORECAST RESULTS OF THE THREE STEPS TO BE UNDERTAKEN UPON CONTROL

                                   OBJECTIVES:

    Revitalize the Management, Customers and Shareholders of Dominion Bridge
       Reposition and Enhance Dominion Bridge Corporation by Acquiring FKT
               Increase DBCO Financial Strength and Valuation From
                       The Acquisition of McConnell Dowell
    Integration of DBCO, FKT and MDC Provides An Experienced Management Team


 RESULT: A REVITALIZED  GROWTH COMPANY WITH A  RE-ESTABLISHED,  VALID  STRATEGIC
         PLAN

                                     RESULT:

   POTENTIAL FOR SUBSTANTIALLY ENHANCED PER SHARE VALUE IN SHORT AND LONG TERM

DOMINION BRIDGE CORPORATION                           As Filed With SEC
FORECAST AND HISTORY OF OPERATIONS                                                     THE COMMITTEE TO REVITALIZE DOMINION BRIDGE
 ($000,000 EXCEPT AS INDICATED)                                                        The projections have been prepared from
                              ASSUMES ACQUISITIONOF FKT AND MDC MINORITY INTERESTS      pulished information and are not based on
                                                                                        confidential information.

  FY: September 30              FY 1995                  FY 1996                          1997 - 6 MOS
                                -----------------------  -------------------------------  ----------------------------
                                   North       Total       North   Pacific-    Total        North    Pacific-    Total
                                  America     Consol      America     MDC      Consol      America      MDC     Consol
                                -----------------------  -------------------------------  ----------------------------
  Sales                          155.8       155.8       227.1     135.5      362.6        126.9     130.7     257.5

  Gross Profit                    19.6        19.6        19.2      19.7       39.0         11.0       17.3      28.3
                      As %        12.6%       12.6%        8.5%     14.6%      10.7%         8.6%      13.3%     11.0%
  SG & A                          15.4        15.4        29.6       9.1       38.7         16.8       10.5      27.3
                                -----------------------  -------------------------------  ----------------------------
     Subsidiaries                 13.6        13.6        24.7       9.1       33.8         11.3      10.5      21.8
     Corporate                     1.8         1.8         5.0        -         5.0          5.5       -         5.5

  EBITDA                           4.2         4.2       (10.4)     10.6        0.3         (5.8)      6.8       1.0
                      As %         2.7%        2.7%       -4.6%      7.8%       0.1%        -4.6%      5.2%      0.4%
  OTHER INCOME (EXP)
    Deprec/Amort                  (3.3)       (3.3)       (0.5)     (3.8)      (4.3)         0.9      (3.7)     (2.8)
    JV Income                      2.2         2.2         2.2        -         2.2          0.5       -         0.5
    Other Income (Exp)             1.2         1.2         0.4       0.8        1.2          0.8       0.5       1.3
    Unrecov. Assets
    Gain - Sale of MDC Shs                                                                   3.0       -         3.0
    Proxy Fght (Exps)
                                ------------------------------------------------------  ------------------------------
                                   0.1       0.1           2.1      (3.0)      (0.9)         5.2      (3.2)      2.0

  EBIT                             4.3       4.3          (8.3)      7.6       (0.7)        (0.6)      3.6       3.0

  Interest Expense (Inc)           0.4       0.4           2.2      (0.1)       2.1          2.7       0.2       2.9
     Int. Cost -MDC Min Int

  EBT                              3.9       3.9         (10.5)      7.7       (2.8)        (3.3)      3.4       0.1
                                -----------------------  -------------------------------  ----------------------------
    Taxes on Income                1.7       1.7          (0.3)      0.9        0.6         (0.6)      1.7       1.1
  Net Income                       2.2       2.2         (10.1)      6.8       (3.4)        (2.7)      1.6      (1.1)

  Minority Interests
     Preferred Divids              0.1       0.1           4.9        -         4.9          -         -         -
     Common Stock                  0.1       0.1           0.3       1.4        1.7          -         0.4       0.4

  Net for Com Stk                  2.0       2.0         (15.3)      5.4       (9.9)        (2.7)      1.3      (1.4)
                                =======================  ===============================  ============================
                      As %         1.3%      1.3%         -6.8%      4.0%      -2.7%        -2.1%      1.0%     -0.6%
  Earnings Per Share            $  0.11    $ 0.11        $(0.84)  $  0.30    $ (0.55)     $ (0.10)  $  0.04    $(0.05)

  Share of C.S. (000,000) (1)
       Fully Diluted              17.69     17.69         23.57     23.57      23.57        28.89     28.89     28.89

   (1) The estimates for 1998 and 1999 are preliminary estimates of the Committee to Revitalize Dominion Bridge. The actual shares may vary.

  FY: September 30              FY 1997                            FY 1998                           FY 1999
                                -------------------------------   --------------------------------  -------------------------------
                                  North    Pacific-   Total         North    Pacific-    Total        North     Pacific-     Total
                                 America      MDC     Consol       America      MDC      Consol      America       MDC       Consol
                                -------------------------------   --------------------------------  -------------------------------
  Sales                          308.0    305.0      613.0         574.0     375.6      949.6        930.0      432.0      1,362.0

  Gross Profit                    27.3     41.2       68.5          69.2      51.0      120.2        116.2       59.6        175.8
                      As %         8.9%    13.5%     11.2%          12.1%     13.6%      12.7%        12.5%      13.8%       12.9%
  SG & A                          38.9     22.0       60.9          48.7      23.0       71.7         67.2       26.0          93.2
                                -------------------------------   --------------------------------  -------------------------------
     Subsidiaries                 27.9     22.0       49.9          37.7      23.0       60.7         54.2       26.0         80.2
     Corporate                    11.0       -        11.0          11.0        -        11.0         13.0         -           13.0

  EBITDA                         (11.6)    19.2        7.6          20.5      28.0       48.5         49.0       33.6         82.7
                      As %        -3.8%     6.3%       1.2%          3.6%      7.5%       5.1%         5.3%       7.8%         6.1%
  OTHER INCOME (EXP)
    Deprec/Amort                   2.5     (6.2)      (3.8)         (0.4)     (9.0)      (9.4)         1.1      (11.0)        (9.9)
    JV Income                      1.5       -         1.5            -         -          -            -          -              -
    Other Income (Exp)            (0.2)      -        (0.2)           -         -          -            -          -              -
    Unrecov. Assets                        (7.5)                    (7.5)       -          -            -          -              -
    Gain - Sale of MDC Shs         3.0                 3.0            -         -          -            -          -              -
    Proxy Fght (Exps)                      (1.0)        -           (1.0)       -          -            -          -              -
                                -----------------------------   --------------------------------  ----------------------------------
                                  (1.7)    (6.2)      (8.0)         (0.4)     (9.0)      (9.4)         1.1      (11.0)        (9.9)

  EBIT                           (13.3)    12.9       (0.4)         20.1      19.0       39.1         50.1       22.6         72.8

  Interest Expense (Inc)           4.3      0.2        4.6           7.2       0.1        7.3          7.2        0.2          7.4
     Int. Cost -MDC Min Int                                          4.8        -         4.8          3.9         -            3.9

  EBT                            (17.7)    12.7       (5.0)          8.1      18.9       27.0         39.1       22.4         61.5
                                -------------------------------   --------------------------------  -------------------------------
    Taxes on Income               (1.0)     3.8        2.8           2.0       6.2        8.3         12.5        7.4         19.9
  Net Income                     (16.7)     8.9       (7.8)          6.1      12.7       18.8         26.6       15.0         41.6

  Minority Interests
     Preferred Divids               -
     Common Stock                   -       2.8        2.8                     -           -                       -              -

  Net for Com Stk                (16.7)     6.1      (10.6)          6.1      12.7       18.8         26.6       15.0         41.6
                                ===============================   ================================  ================================
                      As %        -5.4%     2.0%      -1.7%          1.1%      3.4%       2.0%         2.9%       3.5%         3.1%
  Earnings Per Share            $ (0.57)  $ 0.21    $ (0.36)    $    0.17   $  0.36   $   0.54     $   0.70   $   0.40  $      1.09

  Share of C.S. (000,000) (1)
       Fully Diluted              29.50    29.50      29.5          35.0       35.0       35.0         38.0       38.0         38.0

(1) The estimates for 1998 and 1999 are preliminary estimates of the Committee to Revitalize Dominion Bridge. The actual shares may vary.